NOMURA ETF TRUST

Nomura Energy Transition ETF
Nomura Focused Emerging Markets Equity ETF
Nomura Focused International Core ETF
Nomura Focused Large Growth ETF
Nomura Global Listed Infrastructure ETF
(each, a “Fund”)

Supplement to the Funds’ Statutory Prospectus
dated July 29, 2026, as supplemented

This supplement provides new and additional information beyond that contained in the Statutory Prospectus and should be read in conjunction with the Statutory Prospectus. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Statutory Prospectus.

Effective immediately, the following is added as the last paragraph in the section titled, “Who manages the Funds --Investment Manager”:

Employees of the Manager’s affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to a Fund.

Please keep this Supplement for future reference.

This Supplement is dated November 2, 2026